                                                                   EXHIBIT 10.17



                              CAPITAL STOCK ESCROW
                            AND DISPOSITION AGREEMENT


         CAPITAL STOCK ESCROW AND DISPOSITION AGREEMENT dated as of April 30, 1999 (the "AGREEMENT"), by and among TRACY FREENY (the "GUARANTOR"); HEBRON COMMUNICATIONS CORPORATION (collectively with its assigns, the "HOLDER"); and BUSH ROSS GARDNER WARREN & RUDY, P.A. (the "ESCROW AGENT").

                             BACKGROUND INFORMATION

         Concurrently with the execution of this Agreement AmeriVision Communications, Inc., an Oklahoma corporation (the "MAKER") of which the Guarantor is a member of its board of directors and a controlling shareholder, has executed in favor of and delivered to the Holder a single promissory note in the form attaching hereto as Exhibit A (the "FIRST NOTE"), and under the terms of an Asset Purchase Agreement, of even date herewith, the Maker is required, at a closing to be conducted hereafter, to execute and deliver to Holder two additional promissory notes in the forms attaching hereto as composite Exhibit B (collectively the "REMAINING NOTES" and together with the First Note the "NOTES"). This Agreement is being entered into for the purpose of better securing timely payment by the Maker of its obligations under each of the Notes. Accordingly, for valuable consideration, the receipt and adequacy of which is acknowledged by each party to this Agreement, the parties agree as follows:


                              OPERATIVE PROVISIONS

         1. DEPOSIT OF COLLATERAL AND NOTES. The Guarantor has delivered to the Escrow Agent a single certificate evidencing his registered ownership of 50,000 shares, $.10 par value, of the Maker's single class of common stock authorized for issuance (together with any additional equity securities of the Maker delivered to the Escrow Agent under the provisions of Section 4 below, the "SHARES"), and a separate stock power executed by the Guarantor, in the form attaching hereto as Exhibit C, intended to cause a transfer of registered ownership of the Shares to the Holder upon proper presentation to the Maker or its stock transfer agent (collectively, the "COLLATERAL"). The Holder has, in turn, delivered to the Escrow Agent an executed copy of the First Note, and herein covenants to deliver an executed copy of each of the Remaining Notes promptly following its receipt thereof. The Escrow Agent acknowledges receipt of the Collateral and a copy of the First Note.

         2. RELEASE OF COLLATERAL.

                  (a) DELIVERY TO MAKER UPON SATISFACTION OF NOTE. Upon delivery to the Escrow Agent of a written notification, executed by the Holder, that the obligation of the Maker under each of the Notes has been satisfied, the Escrow Agent shall deliver the Collateral to the Guarantor.



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Delivery shall be made by hand or by registered mail, return receipt requested, addressed to the Guarantor at the location indicated in Section 7.(a) hereof, and upon completing such delivery the obligations of the Escrow Agent hereunder shall terminate. Conversely, if the Guarantor believes that the Maker has satisfied all of its obligations under all of the Notes, but notice to that effect has not been timely furnished to the Escrow Agent by the Holder, the Guarantor may furnish the Escrow Agent with notice of satisfaction, specifying therein the individual transactions (i.e., the dates, character and amounts of payment made) upon which he relies to establish such satisfaction by the Maker. Within three business days following such receipt the Escrow Agent shall furnish a copy of the Guarantor's notice to the Holder. If, within ten business days following such delivery to the Holder, the Escrow Agent shall not be in receipt of the Holder's separate notice denying the Maker's satisfaction, accompanied by an accounting which sets forth all monetary amounts acknowledged by the Holder as being received from Maker, including the date of each such receipt and all amounts, both as to principal and interest, which the Holder believes still to be owing by the Maker under any of the Notes, the Escrow Agent shall deliver the Collateral to the Guarantor. Delivery shall be made in the manner specified above in this subsection and upon completion thereof the Escrow Agent's obligations hereunder shall terminate.

                  (b) DELIVERY TO HOLDER UPON DEFAULT. In the event that, on or after the Maturity Date (as that capitalized term is defined in each Note) and otherwise during the pendency of this Agreement, the Holder shall believe the Maker to be in default of its payment obligations under any of the Notes, the Holder shall believe the Maker to be in default of its payment obligations under any of the Notes, the Holder may so notify the Escrow Agent, specifying therein the amount of principal and interest comprising the basis of such alleged default and a calculation which clearly supports such claim. Within three business days following receipt of such notice, the Escrow Agent shall furnish a copy thereof to Maker and the Guarantor. If, within ten business days following such delivery, the Escrow Agent shall not be in receipt of Maker's or the Guarantor's separate notice denying the Maker's default alleged by the Holder, accompanied by the Maker's canceled check(s), confirmation of completed wire transfer, or other evidence of its payment of all amounts due, both as to principal and interest, under each Note, Escrow Agent shall deliver the Collateral to the Holder. Delivery shall be made by hand or by registered mail, return receipt requested, addressed to the Holder at the location indicated in
Section 7.(a) hereof, and upon completing such delivery the obligations of the Escrow Agent hereunder shall terminate.

                  (c) DELIVERY FOLLOWING DISPUTE CONCERNING SATISFACTION OR DEFAULT. If, after delivering the Guarantor's notice of satisfaction as described in paragraph (a) above or the Holder's notice of default as described in paragraph (b), the Escrow Agent shall timely receive the above-described notice (and any accompanying supportive documentation) from the remaining party disputing the alleged satisfaction or default, the Escrow Agent shall retain possession of the Collateral until the controversy has been settled by the remaining parties to this Agreement and shall take further action with respect thereto only in accordance with the terms of (1) an agreement, dated subsequent to the date of the Escrow Agent's receipt of the applicable notice of dispute and executed by the Guarantor and the Holder, or (2) a final judgment entered by a court of competent jurisdiction as to which the time for appellate review has expired and no appeal has been taken; provided that, in lieu of retaining the Collateral, the Escrow Agent may, at any time after its receipt of notice of a dispute, file an action of interpleader in a court of competent jurisdiction and thereafter release



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possession of the Collateral to the registry of such court, following which action is obligations hereunder shall terminate.

         3. DISPOSITION OR RETENTION OF COLLATERAL RECEIVED BY HOLDER. In the event that the Holder obtains possession of the Collateral pursuant to the terms of Section 2.(b) hereof, the Holder shall be required to sell such of the Shares as shall be necessary to satisfy its claims against the Guarantor, provided, however, that holder's possession of the Collateral and any disposition of the Shares shall be in the capacity of a secured party there therefore controlled by, and subject to the Florida Uniform Commercial Code - Secured Transactions, Chapter 679, Florida Statutes, or any successor law, and to the requirements of applicable federal and state securities law relating to the resale of restricted securities. Unless the Shares are then of a class customarily traded on a nationally recognized securities market, the Holder shall give the Guarantor at least a 15-day notice of any such proposed sale, whether public or private, so the Guarantor may bid thereat. The amount of the Holder's claims to be satisfied from the sale of any of the Shares shall equal the total amount due under each Note which is not theretofore paid, inclusive of accrued but unpaid interest, together with such expenses, expressly including a reasonable attorney fee and associated legal expenses, as are due and payable pursuant to each Note and reimbursable under the Florida Uniform Commercial Code. Any excess of the proceeds received upon sale of any of the Shares shall be paid to the Guarantor (and any unsold Shares returned to him); and any deficiency which remains after a sale of all the Shares shall be recoverable by such other legal remedies then available to the Holder, none of which shall be deemed waived by the Holder's sale of the Shares.

         4. DIVIDENDS, DISTRIBUTIONS AND VOTING RIGHTS. All dividends and other distributions made with respect to the Shares, except cash dividends or distributions paid out of the Maker's earnings or profits, and all securities exchanged for or issued in a reclassification of or substitution for the same, shall be delivered by the Guarantor to the Escrow Agent and held by it as additional security under the provisions of this Agreement. So long as the Maker is not in default under any Note the Guarantor shall have all rights of ownership, including voting rights, with respect to the Shares other than that of possession and as limited by the preceding sentence.

         5. RIGHTS AND LIMITATIONS UPON DUTY OF ESCROW AGENT. The Escrow Agent:

                  (a) shall not be obligated to deliver any item of property or property interest unless the same shall have been first actually received by the Escrow Agent pursuant to the provisions hereof.

                  (b) shall not be responsible in any manner for the validity or sufficiency of any share certificate or stock power received by it in its capacity as Escrow Agent.

                  (c) shall be entitled to act upon any written certificate, statement, notice, demand, request, consent, agreement or other instrument whatever, not only in reliance upon its due execution and the validity and effectiveness of its provisions, but also as to the accuracy and completeness of any information therein contained, which the Escrow Agent shall in good faith believe to be genuine and to have been signed or presented by any authorized person.



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                  (d) shall be entitled to request and receive from any
remaining party hereto such documents in addition to those provided for herein as the Escrow Agent may deem necessary to resolve any questions of fact involved in the provisions hereof.

                  (e) may, at the expense of the remaining parties hereto, consult independent counsel of its choice in respect to any question relating to its duties or responsibilities under this Agreement, and shall not be liable for any action taken or omitted in good faith on advice of such counsel.

                  (f) shall be under no obligation to advance any funds in connection with the maintenance or administration of this Agreement, to institute or defend any action, suit or legal proceeding in connection herewith, or to take any other action likely to involve the Escrow Agent in expense, unless first indemnified by the remaining parties hereto, or either of them, as the case may be, to the Escrow Agent's satisfaction.

                  (g) shall not be bound by any amendment to this Agreement or by any other agreement between the remaining parties hereto except such amendment or agreement as shall have been executed by the Escrow Agent.

                  (h) shall have only such duties and responsibilities as are expressly set forth in this Agreement, together with a general fiduciary duty of reasonable diligence in the performance of its obligations hereunder.

                  (i) may resign and be discharged from its duties hereunder at any time by furnishing notice of such intended resignation to each other party, specifying a date when such resignation shall take effect (which date shall be no fewer than 15 days after the date of mailing or other delivery of such notice) and furnishing to such parties, on or prior to such date, a final accounting of the assets that then comprise the Collateral and of all financial activity within the escrow account from the latter of (1) the date of the Escrow Agent's appointment, or (2) the date of the Escrow Agent's most recent accounting, provided, however, that the Escrow Agent shall have accounted for all periods for which it has held the funds until the date of such resignation (the "ACCOUNTING"). Upon receipt of such notice, the remaining parties shall appoint a successor escrow agent, such successor to become Escrow Agent hereunder upon the resignation date specified in the subject notice or, if later, upon the Escrow Agent's presentation of the Accounting. If such parties are unable to agree upon the identity of a successor escrow agent within 15 days after the date of such notice, the Escrow Agent shall be entitled to appoint its own successor and shall continue to act in its fiduciary capacity until its successor accepts the escrow by notice to the parties hereto and takes possession of the Funds. If the Escrow Agent is unable, despite the use of its best efforts, to obtain the services of a successor, it may petition a court of competent jurisdiction for an appointment effecting such an appointment or providing another remedy, and, pending entry, may deposit the Collateral in the registry of the court, together with the Accounting (prepared, in such event, through the end of the business day immediately preceding such a deposit). The remaining parties may at any time agree to substitute a new escrow agent by giving notice thereof to the Escrow Agent then acting.



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                  (j) shall be indemnified and held harmless by each of the
remaining parties hereto against any and all liabilities incurred by it hereunder, except for those resulting from the willful misconduct or gross negligence of the Escrow Agent.

                  (k) shall have a lien upon all escrowed assets in an amount sufficient to secure all liabilities, expenses, fees, costs or charges paid, incurred or earned by it arising out of or resulting from this escrow arrangement, and the right, superior to all duties imposed upon it under this Agreement, to retain possession of all escrowed assets pending satisfaction of all such amounts.

                  (l) may, if it becomes uncertain concerning its rights and responsibilities under this Agreement, or if it receives instructions with respect to the Collateral that it believes to be in conflict with the terms hereof, or is advised that a dispute has arisen with respect to the Collateral, without liability, refrain from taking any action other than to use its best efforts to safeguard the Collateral until it is directed otherwise in a writing signed by the remaining parties or by an order of a court of competent jurisdiction. The Escrow Agent is not obligated to institute or defend any legal proceedings, although it may, in its sole discretion and at the remaining parties' expense, institute or defend such proceedings (including proceedings seeking a declaratory judgment), join interested parties and deposit the Collateral in the registry of the court.

         6. COMPENSATION AND EXPENSES. For any services which it may be required or reasonably deem appropriate to render hereunder (other than the passive receipt and holding of Collateral), the Escrow Agent shall receive compensation from the remaining parties at the rate and in the manner charged under its applicable standard fee schedule in effect at the time a particular service is rendered. The remaining parties shall further be obligated to pay for all reasonable expenses and costs incurred by the Escrow Agent in the administration of this Agreement, which expenses shall be separately billed by the Escrow Agent either in advance (based on reasonable estimates) or following their incurrence, as the Escrow Agent shall determine.

         7.       MISCELLANEOUS PROVISIONS.

                  (a) NOTICES. All demands, notices, requests, consents and other communications required or permitted under this Escrow Agreement shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), commercial courier or United States Postal Service overnight delivery service, or, deposited with the United States Postal Service and mailed by first class, registered or certified mail, postage prepaid, as set forth below:

         As to Guarantor:           Tracy Freeny
                                    c/o AmeriVision Communications, Inc.
                                    5900 Mosteller Drive, Suite 1111
                                    Oklahoma City, Oklahoma  73112

         As to the Holder:          Hebron Communications Corporation
                                    5900 Mosteller Lane, Suite 1750
                                    Oklahoma City, Oklahoma  73112



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         As to Escrow Agent:        Bush Ross Gardner Warren & Rudy, P.A.
                                    220 South Franklin Street
                                    Tampa, Florida 33602

                  Notices shall be deemed given upon the earlier to occur of (1) actual receipt by the party to whom such notice is directed; (2) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (3) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial carrier if sent by commercial overnight delivery service; or (4) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the United States Postal Service as aforesaid. Each party, by notice duly given in accordance therewith may specify a different address for the giving of any notice hereunder.

                  (b) BINDING AGREEMENT; NON-ASSIGNABILITY. Each of the provisions and agreements herein contained shall be binding upon and inure to the benefit of the respective parties hereto, as well as their successors, but no statement contained herein is intended to confer upon any person or entity, other than the parties hereto and their successors in interest and permitted assignees, any rights or remedies under or by reason of this Agreement unless so stated to the contrary. No right under this Agreement shall be assignable nor any duty delegable by any party, except as expressly authorized in this Agreement, without the prior consent of each other party.

                  (c) ENTIRE AGREEMENT. This Agreement, and the other documents referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each of the parties hereto.

                  (d) SEVERABILITY. If any term or other provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in any particular respect or under any particular circumstance, such term or provision shall nevertheless remain in full force and effect in all other respects and under all other circumstances, and all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

                  (e) HEADINGS. The headings of this Agreement are inserted for convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof.



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                  (f) APPLICATION OF FLORIDA LAW. This Agreement, and the
application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida. Venue for all purposes shall be deemed to lie within Hillsborough County, Florida.

                  (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, by means of multiple signature pages each containing less than all required signatures, and by means of facsimile signatures, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement on the day and year first written above.


         HOLDER:                              HEBRON COMMUNICATIONS
                                              CORPORATION


                                              By: /s/  John E. Telling
                                                 -------------------------------
                                                  John E. Telling, President


         GUARANTOR:                           /s/ Tracy Freeny
                                              ----------------------------------
                                              TRACY FREENY


         ESCROW AGENT:                        BUSH ROSS GARDNER WARREN & RUDY,
                                              P.C.


                                              By: /s/  Richard B. Hadlow
                                                 -------------------------------
                                                 Richard B. Hadlow, President



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

                               GUARANTY AGREEMENT


         This Guaranty Agreement is made and given as of April 30, 1999, by TRACY FREENY (hereafter referred to as "GUARANTOR") to HEBRON COMMUNICATIONS CORPORATION, a Florida corporation ("HCC").

         As an inducement to HCC to enter into that certain Asset Purchase Agreement, of even date herewith, with AMERIVISION COMMUNICATIONS, INC., an Oklahoma corporation ("AVCI"), under the terms of which HCC will sell its operating assets to AVCI at a closing to occur hereafter and in exchange for AVCI's execution and delivery of three separate promissory notes evidencing various components of the purchase price (the "NOTES"), one of which has been delivered by AVCI contemporaneously with the execution of this Agreement and the other two will be executed and delivered contemporaneously with the closing of this Asset Purchase Agreement, and timely payment of each of which is to be secured by Guarantor's deposit into escrow, pursuant to the terms of a Capital Stock Escrow and Disposition Agreement of even date herewith among AVCI, HCC and the Escrow Agent named therein (the "ESCROW AGREEMENT"), of 50,000 shares of AVCI's single authorized class of common voting stock, all of which are registered in Guarantor's name (all of the foregoing instruments, together with any other identified therein, being collectively referred to as the "LOAN DOCUMENTS"), and in consideration for HCC's execution and delivery of the Asset Purchase Agreement, the undersigned Guarantor hereby absolutely and unconditionally guarantees to HCC payment and collection in full of all sums due to HCC under and pursuant to the Notes and the other Loan Documents, including, without limitation, all interest, late charges and other expenses payable to HCC thereunder, whether at maturity or otherwise, and the full performance of all obligations of AVCI under the Notes and the other Loan Documents (all of the foregoing guaranteed obligations of AVCI being hereinafter sometimes referred to collectively as the "OBLIGATIONS").

         Guarantor's obligations hereunder shall be unconditional irrespective of, among other matters, the lack of genuineness, validity, regularity or enforceability of the Loan Documents or of AVCI's Obligations evidenced thereby, any and all suretyship defenses otherwise available to Guarantor (which are hereby expressly waived), and any other bar to the enforceability of this Guaranty or of any Loan Document, whether against Guarantor, AVCI or any other guarantor of AVCI's Obligations. Guarantor shall, upon the occurrence of an event of default under any Loan Document and subsequent demand of HCC, pay all amounts due to HCC under all Loan Documents, without defense or set off, and HCC shall not be required, as a condition of its demand for or receipt of such payment, to first proceed to preserve, utilize or exhaust any other right or remedy against AVCI, any other guarantor or any collateral or security interest held by HCC and arising out of HCC's loan to AVCI as evidenced by the Loan Documents.

         Guarantor expressly waives acceptance of this Guaranty by HCC, presentment and demand for payment, protest, notice of protest and notice of dishonor or non-payment of any AVCI Obligation; any right to require suit against AVCI or any other party before enforcing this Guaranty; any right to have security applied before enforcing this Guaranty; and any right of subrogation to HCC's rights against AVCI until AVCI's Obligations to HCC are paid in full; and Guarantor hereby consents and agrees that renewals and extensions of time of payment, surrender, release, exchange,



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substitution, dealing with or taking of additional collateral security, taking or release of other guaranties, abstaining from taking advantage of or realizing upon any collateral security or other guaranties and any and all other forebearances or indulgences granted by HCC to AVCI or any other party in connection with the transactions described in any of the Loan Documents may be made, granted and effective by HCC without notice to Guarantor and without in any manner affecting his liability hereunder.

         Guarantor covenants and agrees with HCC that during such time as this Guaranty is in effect, Guarantor will make no material adverse change in his financial status. In the event of any breach of such covenant and agreement, all AVCI Obligations under each Loan Document, regardless of their terms, shall, at HCC's discretion, be deemed for the purposes of this Guaranty to have matured, and, at HCC's election, Guarantor shall promptly pay and perform all AVCI Obligations, and HCC may take any action deemed necessary or advisable to enforce this Guaranty.

         To induce HCC to accept this Guaranty Agreement and to make the loans evidenced by the Note, Guarantor represents and warrants to, and, as applicable, covenants with, HCC that:

                  (h) This Guaranty Agreement is a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally, and principles of equity.

                  (i) Guarantor is not insolvent or contemplating filing a voluntary petition for bankruptcy nor aware of any possibility or threat of being subject to any petition for involuntary bankruptcy.

                  (j) Guarantor's personal financial statement, dated as of April 30, 1999, in the form attaching hereto as Exhibit A (the "FINANCIAL STATEMENT"), represents his good faith estimate of the value of Guarantor's assets and liabilities and a statement of his adjusted gross income as reflected on his personal federal income tax return as filed with respect to calendar year 1998, and there has been no material adverse change in the Guarantor's assets, liabilities or adjusted gross income from that reflected in the Financial Statement.

                  (k) Guarantor has no fixed or contingent liabilities which are material but are not reflected in the Financial Statement or in any notes thereto. No information, exhibit or report furnished by Guarantor to HCC in connection with the negotiation of this Guaranty Agreement contains any material misstatement of fact or omits to state a material fact necessary, in order to make the statements made therein, in light of the circumstances under which they shall have been made, not materially misleading.

                  (l) Guarantor is not a party to any indenture, loan or loan agreement, or, to Guarantor's knowledge, any lease or other agreement or instrument, or subject to any restriction, which could have a material adverse effect on the ability of Guarantor to carry out his obligations under this Guaranty Agreement. Guarantor is not in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which he is a party.



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                  (m) There is no pending or, to Guarantor's knowledge,
threatened action or proceeding against or affecting Guarantor before any court, governmental agency or arbitrator which may, in any single case or in the aggregate, materially adversely affect the Guarantor's business, properties, assets, liabilities, affairs, financial condition or prospects, or Guarantor's ability to perform his obligations under this Guaranty Agreement.

                  (n) Guarantor is neither in default under, nor subject to, any judgment, writ, injunction, decree, rule, or regulation of any court, arbitrator or federal, state, municipal or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

                  (o) Guarantor has title to all of his properties and assets, real and personal, tangible and intangible, including the properties and assets reflected in his Financial Statement (other than any properties or assets thereafter disposed of in the ordinary course of his business or personal activities, for full value), and none of the properties and assets owned by Guarantor are subject to any lien except as disclosed to HCC in writing.

                  (p) Guarantor has filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges and levies thereon which are due, including interest and penalties.

         This Guaranty shall not expire until all of AVCI's Obligations have been satisfied. This Guaranty shall be binding upon Guarantor, each of his transferees and assigns, and, in the event of his death, his personal representative(s) and each of his devisees and heirs, to the extent of the value of those properties and assets owned by Guarantor and passing under the terms of his will or the laws of intestacy, and as otherwise allowed by applicable law, jointly and severally, and shall inure to the benefit of HCC, its successors and assigns. The obligations, representations and warranties of Guarantor set forth herein are undertaken and made jointly and severally with those of each other guarantor, if any, of AVCI's Obligations.

         In the event that a petition in bankruptcy or for an arrangement or reorganization of AVCI under the bankruptcy laws or for the appointment of a receiver for AVCI or any of its property is filed by or against AVCI, or if AVCI shall make an assignment for the benefit of its creditors or shall become insolvent, all indebtedness of AVCI shall, for the purposes of this Guaranty, be deemed to have become immediately due and payable.

         Any notice furnished to Guarantor by HCC at any time shall not imply that such notice or any further or similar notice was, is or shall in the future be required.

         Guarantor shall pay to HCC any and all costs, expenses and reasonable attorneys' fees paid or incurred by HCC in collecting or endeavoring to collect the indebtedness of AVCI under the Loan Documents or in enforcing or endeavoring to enforce this Guaranty.



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

         IN WITNESS WHEREOF, this Guaranty has been executed and delivered to HCC by Guarantor as of the day and year written above.


                                            /s/ Tracy Freeny
                                            ---------------------------------
                                            TRACY FREENY


STATE OF OKLAHOMA            )
                             )
COUNTY OF OKLAHOMA           )

         The foregoing Guaranty was executed before me, this ___ day of May 1999, by Tracy Freeny, an individual who either is personally known to me or produced his Oklahoma driver's license as identification, and who was placed under oath by me prior to such execution.


                                            /s/ Paula Foster
                                            ---------------------------------
                                            (signature)

                                            Paula Foster
                                            ---------------------------------
                                            (printed name)
                                            Notary Public, State of Oklahoma
                                            My commission expires:   2/17/00



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